                                                                    EXHIBIT 10.6

THIS AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AND COLLATERAL SHARING AGREEMENT DATED FEBRUARY 29, 2000 REFERRED TO HEREIN AS THE COLLATERAL SHARING AGREEMENT, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG ALTIVA FINANCIAL CORPORATION, VALUE PARTNERS, LTD., AS ORIGINAL PURCHASER OF CERTAIN VALUE NOTES ISSUED BY ALTIVA AND UNITED STATES TRUST COMPANY OF NEW YORK AS COLLATERAL AGENT FOR THE HOLDERS OF SUCH VALUE NOTES AND THE HOLDERS OF THE NOTES ISSUED PURSUANT TO THE EXCHANGE AGREEMENT, AS DEFINED HEREIN.

                             STOCK PLEDGE AGREEMENT

    THIS STOCK PLEDGE AGREEMENT ("Agreement") is entered into as of March 17, 2000, by and among Altiva Financial Corporation, a Delaware corporation (the "Borrower") in favor of the Noteholders and the Collateral Agent, as agent of the Noteholders, as defined herein.

                              W I T N E S S E T H:

         1. The Borrower is the owner of one hundred percent of the issued and outstanding capital stock of The Money Centre, Inc. ("Issuer"), a North Carolina corporation, comprised of 50,000 shares of common stock (all such shares being herein referred to as the "Pledged Shares").

         2. The Borrower has entered into the Exchange Agreement by and among the Borrower and the Collateral Agent on behalf of those holders of the Existing Subordinated Notes which elected to enter into the Exchange Agreement. The Exchange Agreement provides that the Borrower's 12% Secured Convertible Senior Notes due 2006 are to be issued pursuant to the Indenture. Because certain of the collateral to be pledged to secure repayment of those new notes can only be pledged to QIBs (defined in Section 1 as the Replacement QIB Notes), this Agreement is being entered into with the holders of such notes (defined in Section 1 as the Notes) who are not QIBs, given that the collateral subject to this Agreement can be pledged to non-QIBs. The principal amount of the Notes and Replacement QIB Notes, collectively, will be sixty percent (60%) of the principal amount of exchanged Existing Subordinated Notes. One third of the Notes and Replacement QIB Notes shall be mandatorily convertible into common stock of the Borrower in the event requisite shareholder approval of the Borrower is obtained to permit the issuance of such stock. For purposes of clarification, less than one hundred percent (100%) of holders of Existing Subordinated Notes entered into the Exchange Agreement. Only holders of an Existing Subordinated Note who exchange an Existing Subordinated Note for a Note are beneficiaries of this Agreement.

         3. Pursuant to the Purchase Agreement, Value Partners, Ltd. ("Value Partners, Ltd.") has purchased $14,000,000.00 in the aggregate of the Borrower's 12% Secured Convertible Notes Due 2006 (the "Value Notes"). Value Partners is presently the sole Value Noteholder.

         4. To secure repayment of the Value Notes, the Borrower executed the Value Pledge Agreement, pursuant to which the Borrower granted to the Value Noteholders (i) a first priority lien and security interest in certain collateral described therein which may only be pledged to QIBs, referred to herein as the "QIB Collateral", and (ii) a subordinated lien in the Pledged Collateral (as that term is defined herein), subject only to the security interest granted the Noteholders herein.

STOCK PLEDGE AGREEMENT                                                   PAGE 1

         5. Repayment of the Replacement QIB Notes is secured, on a pari passu basis with the Value Notes, by the collateral pledged to secure the repayment of the Value Notes, including a Subordinated lien on the Pledge Collateral. To evidence this pledge, the Borrower and Replacement QIB Noteholders executed the Replacement QIB Pledge Agreement, subject only to the security interest granted the Noteholders herein.

         6. The Notes are secured by a first lien and security interest in the Pledged Collateral pursuant to this Agreement. However, pursuant to the Collateral Sharing Agreement (as defined below), upon the occurrence of a Default or an Event of Default, the recovery of the Noteholders from the proceeds relating to the liquidation of the Pledged Shares shall be adjusted so that the Noteholders recover the same percentage of their outstanding indebtedness as do the Replacement QIB Noteholders and the Value Noteholders. Because the Noteholders are not QIBs, they cannot share in proceeds from the QIB Collateral. Thus, in the event recovery from the Pledged Shares is inadequate to permit a pro rata recovery in favor of the Noteholders, their recovery may be less than that of the Value Noteholders and Replacement QIB Noteholders.

         7. Because (i) the Replacement QIB Noteholders and the Value Noteholders have a security interest in the QIB Collateral and a subordinate lien in the Pledged Collateral and (ii) the Noteholders have a senior security interest in the Pledged Shares, each holder has agreed that it is appropriate to enter into the Collateral Sharing Agreement, both for purposes of the perfection of the security interest of each in the collateral which may be perfected by possession of the collateral (or the continuation of existing perfection) and to permit the orderly liquidation of all collateral (including collateral perfected by means other than possession) by the Collateral Agent in the event of an occurrence a Default or an Event of Default under the Security Documents and the orderly distribution of the proceeds of such liquidation by the Collateral Agent.

         8. The Borrower wishes to provide collateral security for the Secured Indebtedness (as hereinafter defined) in the form of pledge of the Pledged Shares.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and the direct material benefits to be received by Borrower by reason of the Exchange Agreement, the Indenture, the Purchase Agreement and the Value Notes, which benefits are hereby expressly acknowledged by Borrower, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. For the purposes of this Pledge Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1:

   "Collateral Agent" means United States Trust Company of New York in its capacity as collateral agent of the Noteholders for the purposes set forth in
Section 20 hereof.

   "Collateral Sharing Agreement" means that certain Intercreditor and Collateral Sharing Agreement dated February 29, 2000 among the Borrower, Value Partners, Ltd. and the Collateral Agent as agent and attorney in fact for the Replacement QIB Noteholders and the Noteholders.

    "Event of Default" has the meaning set forth in Section 5.1 of the Indenture and shall also occur in the event the liens granted hereby shall ever become unenforceable, or cease to be perfected, first priority liens, as a result of any action or omission of the Borrower.

STOCK PLEDGE AGREEMENT                                                   PAGE 2

   "Exchange Agreement" means the Exchange Agreement, dated as of March 17, 2000, by and among the Company and the holders of Existing Subordinated Notes who agreed to exchange the Existing Subordinated Notes for Notes or Replacement QIB Notes, as the case may be, together with any amendments, supplements, modifications and restatements thereof.

   "Existing Subordinated Notes" means those certain 12 1/2% Subordinated Notes due 2001 issued by the Borrower on or about June 14, 1999.

   "Indenture" means the Trust Indenture date as of February 29, 2000, between the Borrower and United States Trust Company of New York, as Trustee, as amended or supplemented.

   "Issuer" means The Money Centre, Inc., a North Carolina corporation, and its successors and assigns and any other issuer of Pledged Shares or Pledged Collateral.

   "Majority Holders" means the holders of not less than fifty percent (50%) in aggregate principal amount of the Notes, Value Notes and Replacement QIB Notes then outstanding, voting as a class.

   "Noteholder", "Holder" or "holder" means the registered owner of a Note.

   "Notes" shall mean the notes issued pursuant to the Exchange Agreement and the Indenture to those holders of Existing Subordinated Notes who are not QIBs who agreed to exchange such Existing Subordinated Notes pursuant to the Exchange Agreement, together with any amendments, modifications, supplements or restatements thereof.

   "Outstanding" or "outstanding" has the meaning given to it in the Indenture.

   "Persons" means any individual, partnership, corporation, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or governmental entity (or any department, agency or political subdivision thereof), or any other entity.

    "Pledged Collateral" has the meaning assigned to it in Section 2 hereof.

    "Pledged Shares" has the meaning assigned to it in the first recital hereof.

    "Purchase Agreement" means that certain Amended and Restated Secured Senior Convertible Note Purchase Agreement by and between the Borrower and Value Partners, dated as of February 29, 2000, together with any amendments, modifications, supplements or restatements thereof.

    "QIBs" means a Qualified Institutional Buyer as defined in Rule 144A of the Securities Act.

    "Replacement QIB Notes" means those notes issued pursuant to the Indenture to the holders of Existing Subordinated Notes, pursuant to the Exchange Agreement, the holders of which are QIB's.

    "Replacement QIB Noteholders" means the holders of the Replacement QIB
Notes.

    "Replacement QIB Pledge Agreement" means that certain Pledge and Security Agreement, dated as of March 17, 2000, by and between the Borrower and the Collateral Agent, as agent for the Replacement QIB Noteholders, together with any amendments, modifications, supplements or restatements thereof.


STOCK PLEDGE AGREEMENT                                                   PAGE 3

    "Secured Indebtedness" shall mean all indebtedness, obligations and liabilities described or referred to in clauses (1) through (4) below, inclusive:

    (1) all of the loans, principal, interest, fees, expenses, obligations and liabilities of Borrower to the Noteholders arising pursuant to or represented by the Notes and any and all renewals and extensions of the foregoing;

    (2) all of the loans, principal, interest, fees, expenses, obligations and liabilities of Borrower arising pursuant to or represented by the Indenture and/or Exchange Agreement; and

    (3) any and all indebtedness and obligations of Borrower to the Noteholders arising pursuant to the terms of the Notes, this Pledge Agreement and the other loan documents delivered in connection therewith or herewith, including legal expenses and other expenses incurred in the preparation, execution and by the enforcement of the Notes, this Pledge Agreement and any of the other loan documents; and

    (4) any and all renewals and extensions of the indebtedness and obligations described in (l)-(3) above.

   "Securities Act" means the Securities Act of 1933, as now in effect and as hereafter amended from time to time.

   "SEC" means the Securities and Exchange Commission.

    "Security Documents" means the Value Pledge Agreement, the Replacement QIB Pledge Agreement and this Agreement.

    "Value Notes" has the meaning set forth in the third recital to this Agreement.

   "Value Noteholders" means the holders of the Value Notes.

   "Value Pledge Agreement" means that certain Pledge and Security Agreement dated August 31, 1999, by and between the Borrower and Value Partners, Ltd., as amended by Amendment #1 to Pledge and Security Agreement dated December 13, 1999, that certain Amended and Restated Pledge and Security Agreement dated December 31, 1999, and that certain Amended and Restated Pledge and Security Agreement dated February 29, 2000, together with any amendments, supplements, modifications or restatements thereof.

    SECTION 2. PLEDGE. Subject to the Collateral Sharing Agreement, the Value Pledge Agreement and the Replacement QIB Pledge Agreement, as collateral security for the payment of the Secured Indebtedness, Borrower hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Noteholders, and hereby grants the Noteholders a security interest in, the following:

    (a) the Pledged Shares and the certificates representing the Pledged Shares, and all cash, securities, dividends, increases, distributions and profits received therefrom or in connection therewith, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations or changes in the capital structure of the issuer thereof and any other property at any time and from time to time received, receivable or otherwise distributed or delivered to Noteholders, and all rights and privileges pertaining thereto;


STOCK PLEDGE AGREEMENT                                                   PAGE 4

    (b) all additional shares of stock of the Issuer from time to time acquired by the Borrower in any manner, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

    (c) all securities hereafter delivered to the Collateral Agent on behalf of the Noteholders in substitution for, or in addition to, any of the foregoing, all certificates representing or evidencing such securities, and all cash, securities, instruments, documents, dividends, increases, distributions and profits received therefrom, and any other property at any time and from time to time received by, receivable by or otherwise distributed or delivered to the Collateral Agent on behalf of the Noteholders in respect of or in exchange for any or all of the property described;

    (d) all subscriptions, warrants, options and any other rights issued now or hereafter by the Issuer of the Pledged Shares or any other person whatsoever upon or in connection with the Pledged Shares and any part of the Pledged Collateral; and

    (e) all products and proceeds of the foregoing and all general intangibles and contract rights related thereto, including without limitation, all revenues, distributions, dividends, property, registration rights, contract rights and other rights and interests that Borrower is, or may hereafter become, entitled to receive on account of any collateral described in subsections 2(a) through (e);

(All such Pledged Shares, certificates, securities, instruments, documents, dividends, increases, distributions, profits, intangibles, contract rights and other property being herein collectively called the "Pledged Collateral"). Borrower shall forthwith deliver to the Collateral Agent, pursuant to the Collateral Sharing Agreement, on behalf of the Noteholders, the Pledged Collateral, all subscriptions, warrants, options and all such other rights, and upon delivery to the Collateral Agent, on behalf of the Noteholders, the Collateral Agent on behalf of the Noteholders shall hold such Pledged Collateral, subscriptions, warrants, options and other rights as additional collateral pledged to secure the Secured Indebtedness, provided, however, that if the Majority Holders determine pursuant to the Collateral Sharing Agreement, that the value of any such subscriptions, warrants, options or other rights shall terminate, expire or be materially reduced in value by holding the same as Pledged Collateral, the Collateral Agent, on behalf of the Noteholders, shall have the right pursuant to the written direction of the Majority Holders (who have the right, but not the obligation to so direct), to sell or exercise the same and if exercised, then the monies disbursed by the Collateral Agent on behalf of the Noteholders in connection therewith shall become part of the Secured Indebtedness and all of the stock, securities, evidences of indebtedness and other items so acquired shall become part of the Pledged Collateral;

    To have and to hold the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining to or incidental thereto, unto each Noteholder, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereafter set forth.

    SECTION 3. COLLATERAL AGENT AS CUSTODIAN. Subject to the Collateral Sharing Agreement, the Collateral Agent on behalf of the Noteholders shall have physical possession of the certificates or instruments representing or evidencing the Pledged Collateral. Borrower agrees that either (at the sole discretion of the Collateral Agent acting on behalf of and at the written direction of the Majority Holders) (a) all certificates representing Pledged Shares shall be registered in the appropriate stock record books in the name of the Collateral Agent on behalf of the Noteholders or a nominee or nominees of the Collateral Agent on behalf of such Noteholders and, in either such case such registration shall reflect that the Collateral Agent is acting as agent on behalf of Noteholders, or (b) in lieu of presently registering the


STOCK PLEDGE AGREEMENT                                                   PAGE 5

Pledged Collateral in the name of the Collateral Agent on behalf of the Noteholders or its nominee as provided in clause (a) above, the Borrower will deposit with the Collateral Agent or Noteholders, as directed, along with the certificates or instruments representing or evidencing the Pledged Collateral, duly executed stock powers in favor of the Collateral Agent or its nominee, as agent for the Noteholders with signatures guaranteed by a member or member organization of the New York Stock Exchange or by a commercial bank or trust company acceptable to the transfer agent, and will, at its expense, make such arrangements with an independent transfer agent, satisfactory to the Collateral Agent on behalf of the Noteholders, as will require such transfer agent, solely upon the Collateral Agent's written request, to register the Pledged Collateral in the name of the Collateral Agent on behalf of the Noteholders or its nominee as provided in clause (a) above and as may otherwise be satisfactory to the Collateral Agent in accordance with the terms of the Collateral Sharing Agreement. In addition, the Collateral Agent shall at all times, as agent for the Noteholders have the right to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

    SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that, other than as permitted in the Collateral Sharing Agreement:
(a) the Borrower is the legal and equitable owner of the Pledged Collateral free and clear of all liens, charges, pledges, encumbrances and security interests of every kind and nature; (b) each Pledged Share has been validly authorized, issued and is fully paid and nonassessable; (c) the Borrower has good right and lawful authority to pledge the Pledged Collateral in the manner hereby done or contemplated; (d) no consent or approval of any governmental body or regulatory authority, or of any securities exchange, is necessary to effect the validity of the rights created hereunder which have not been obtained; (e) except for any financing statement which may have been filed by the Collateral Agent on behalf of the Noteholders, no financing statement covering the Pledged Collateral or any part thereof, has been filed with any filing officer; (f) no security agreement covering the Pledged Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Pledged Collateral or any part thereof; (g) the execution, delivery and consummation of this Pledge Agreement will not violate the charter or bylaws of Borrower or any law, regulation, mortgage, indenture, contract, instrument, judgment or decree applicable to or binding on Borrower or the Issuer; (h) the Pledged Shares constitute one hundred percent (100%) of the issued and outstanding voting and nonvoting stock of the Issuer; (i) the Borrower has held the Pledged Collateral, free and clear of all liens, encumbrances and debt, and borne the full economic risk thereof since August 31, 1999 and at no time during such period did such Borrower hold any short position in such securities or option to sell such securities, and at no time during such period did any member of the Attribution Group (hereinafter defined) hold a short position in any shares or Securities of the class of any security pledged as Pledged Collateral hereunder or convertible into such class (hereinafter referred to as "Class Securities") or an option to sell any such Class Securities; and (j) the information contained in all forms or other statements given to the Collateral Agent and/or the Noteholders by Borrower is true, complete and accurate, and the Borrower will immediately notify the Collateral Agent on behalf of the Noteholders of any change in such information. The delivery at any time by Borrower to the Collateral Agent of additional Pledged Collateral shall constitute a representation and warranty by Borrower that, with respect to such Pledged Collateral, and each item thereof, the matters heretofore warranted in clauses (a) through (j) immediately above are true and correct at, and as if they were made at, the date of such delivery.

   SECTION 5. COVENANTS.

   (a) ADDITIONAL DOCUMENTS AND INFORMATION. Subject to the Collateral Sharing Agreement, Borrower covenants and agrees to: (1) from time to time promptly execute and deliver (including at or prior to


STOCK PLEDGE AGREEMENT                                                   PAGE 6
closing) to the Collateral Agent on behalf of the Noteholders all such stock powers, assignments, certificates, supplemental writings, financing statements and other items and do all other acts or things as the Collateral Agent on behalf of the Noteholders may request in order more fully to evidence and perfect the interest of Noteholders in the Pledged Collateral and to grant the Collateral Agent on behalf of the Noteholders control of the Pledged Collateral as set forth in Section 8-106 of the UCC; (2) punctually and properly perform all of Borrower's covenant and duties under any other security agreement, deed of trust, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Secured Indebtedness (to the extent liable thereon) in accordance with the terms hereof and in accordance with the terms of the Notes; (3) promptly furnish the Collateral Agent with any information or writings which the Collateral Agent may reasonably request concerning the Pledged Collateral or the Issuer, including, without limitation all material nonpublic information and, if applicable, a copy of Issuer's Form 10-Q filed with the SEC for each fiscal quarter, a copy of the annual report on Form 10-K, the annual report to stockholders of Issuer, together with such other information as may be requested by the Collateral Agent in order to comply, if necessary, with any SEC reporting requirements; (4) allow the Collateral Agent to inspect all records of Borrower relating to the Pledged Collateral or to the Secured Indebtedness, and to make and take away copies of such records; (5) promptly notify the Collateral Agent of any change in any fact or circumstances warranted or represented by Borrower in this Pledge Agreement or in any other writing furnished by Borrower to the Collateral Agent in connection with the Pledged Collateral or the Secured Indebtedness; (6) promptly notify the Collateral Agent of any claim, action or proceeding affecting title to the Pledged Collateral, or any part thereof, or the security interest herein, and, at the request of the Collateral Agent, appear in and defend, at Borrower's expense, any such action or proceeding; (7) on or before the execution hereof, deliver all consents and other documents, including of the Issuer, necessary for the transfer of the Pledged Collateral; and (8) promptly, after being requested by the Collateral Agent, pay to the Collateral Agent the amount of all reasonable expenses, including reasonable attorney's fees and other legal expenses, incurred by the Collateral Agent in perfecting, maintaining and enforcing the security interest.

    (b) PROCEEDS. Subject to the terms of the Collateral Sharing Agreement, should the Pledged Collateral, or any part thereof, ever be in any manner converted by the Issuer into another type of property or any money or other proceeds ever be paid or delivered to Borrower as a result of Borrower's rights in the Pledged Collateral, then, in any such event, all such property, money and other proceeds, except only ordinary cash dividends (unless and until payable to the Noteholders pursuant to subsection 6(b) hereof), shall become part of the Pledged Collateral, and shall be delivered to the Collateral Agent on behalf of the Noteholders by Borrower.

    (c) PERFORMANCE BY NOTEHOLDERS. Should any covenant, duty or agreement of Borrower fail to be performed in accordance with its terms hereunder, the Collateral Agent on behalf of the Noteholders may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower, and any amount expended by the Collateral Agent in such performance or attempted performance shall become a part of the Secured Indebtedness, and, at the request of the Collateral Agent, the Borrower agrees to pay such amount promptly to the Collateral Agent at the Collateral Agent's office in Dallas, Texas together with interest thereon at the rate provided in the Exchange Agreement.

    (d) RULE 144. Except as provided below, the Borrower hereby further covenants and agrees that: (1) it or any person, party or entity with whom it shall be deemed one "person" for purposes of Rule 144(a)(2) of the SEC ("Rule 144"), or any affiliate of such Borrower, person, party or entity (as the term "affiliate" is defined in Rule 144(a)(l)) (the Borrower and all such persons, parties, entities and affiliates being hereinafter collectively referred to as the "Attribution Group") will not sell or allow the Attribution Group to sell any Pledged Shares or Class Securities, whether or not such securities are pledged


STOCK PLEDGE AGREEMENT                                                   PAGE 7
hereunder, from the date hereof until the Secured Indebtedness has been paid in full and in the event of any such sale consented to by the Collateral Agent, in compliance with the Collateral Sharing Agreement, will furnish the Collateral Agent with a copy of any Form 144 filed in respect of such sale; (2) it will cooperate fully with the Collateral Agent with respect to any sale by the Collateral Agent of any of the Pledged Collateral, including full and complete compliance with all requirements of Rule 144 and will give to the Collateral Agent all information and will do all things necessary, including the execution of all documents, forms, instruments, and other items, to comply with Rule 144 and any and all other rules, regulations or laws of the United States or the states thereof, including without limitation the State of North Carolina, necessary for the complete and unrestricted sale and/or transfer of the Pledged Collateral and will exercise its best efforts to have the Issuer, upon the request of the Collateral Agent, publicly disseminate all information required to satisfy Rule 144(c); (3) neither the Borrower nor the Attribution Group will hold a short position in such securities from the date hereof until the Secured Indebtedness is paid in full; and (4) the Borrower intends to cause to be paid the Secured Indebtedness when due and the pledge to Noteholders of the Pledged Collateral by the Borrower is a bona fide pledge and not intended by the Borrower to result in the satisfaction of the indebtedness by the liquidation and sale of the Pledged Collateral.

    (e) COVENANT REGARDING REGISTRATION. If the Collateral Agent is instructed as provided herein to exercise the Noteholders' right to sell any or all of the Pledged Collateral pursuant to Section 7 on behalf of the Noteholders and if, in the opinion of counsel for the Collateral Agent, it is necessary, or if the Majority Holders otherwise instruct the Collateral Agent that it is advisable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Borrower will, all at the Borrower's expense, cause the Issuer, or of that portion thereof to be sold, to execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents and cause such the Issuer's, directors, and officers to do or cause to be done all such other acts and things as may be necessary or, in Collateral Agent's opinion, advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and to make all amendments thereto and/or to the related prospectus that, in the Collateral Agent's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. The Borrower agrees to cause the Issuer, or that portion thereof to be sold, to comply with the provisions of the securities or "blue sky" laws of any jurisdiction that the Collateral Agent shall designate and to cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 10(a) of the Securities Act.

    (f) NEGATIVE COVENANTS. Other than as permitted in and subject to the Collateral Sharing Agreement, the Replacement QIB Pledge Agreement and the Value Pledge Agreement, Borrower covenants and agrees that, without the prior written consent of the Majority Holders, Borrower will not: (1) sell, assign or transfer any rights of Borrower in the Pledged Collateral; (2) grant any options or other rights in the Pledged Collateral; (3) create any other security interest in, mortgage, or otherwise encumber the Pledged Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created; (4) vote for, or consent to, any amendment of the articles of incorporation or charter of the Issuer that might materially adversely affect the value of the Pledged Collateral; or (5) permit the Issuer of the Pledged Shares to merge or consolidate with or into any corporation or other person.


STOCK PLEDGE AGREEMENT                                                   PAGE 8

   SECTION 6. VOTING RIGHTS; DIVIDENDS, ETC., PRIOR TO DEFAULT

   (a) RIGHTS PRIOR TO DEFAULT. Subject to the Collateral Sharing Agreement, as long as no Event of Default, or event which with the giving of notice or lapse of time or both would constitute an Event of Default shall have occurred after the date hereof and be continuing, and the Collateral Agent shall not have given written notice to Borrower of its intention to foreclose upon or otherwise dispose of the Pledged Collateral or to exercise the Noteholders voting rights (in conformance with the Collateral Pledged Agreement) pertaining to the Pledged
Collateral:

    (1) the Borrower shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Borrower shall not exercise or refrain from exercising any such right or power if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

    (2) the Borrower shall be entitled to receive, retain and expend or use in its business any and all ordinary cash dividends payable on the Pledged Collateral, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Issuer or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Pledged Collateral or received in payment of the principal of or in redemption of the Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Borrower, shall be held in trust for the benefit of the Noteholders and forthwith be delivered to the Collateral Agent on behalf of the Noteholders (accompanied by proper instruments of assignment and/or stock powers executed by the Borrower in accordance with the Noteholders' instructions) to be held subject to the terms of this Agreement; and

    (3) the Collateral Agent shall, as agent for the Noteholders, execute and deliver (or cause to be executed and delivered) to the Borrower all such proxies, powers of attorney, dividend orders, and other instruments as the Borrower may request for the purpose of enabling the Borrower to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subsection (1) above and/or to receive the dividends which it is authorized to receive and retain pursuant to subsection (2) above.

   (b) TERMINATION OF RIGHTS. Subject to the Collateral Sharing Agreement, upon
(1) the occurrence after the date hereof of an Event of Default or any event which with the giving of notice or the lapse of time or both would constitute an Event of Default, and (2) the giving of written notice by the Collateral Agent on behalf of the Noteholders to Borrower of its intention to (A) foreclose upon or otherwise dispose of the Pledge Collateral or (B) exercise the Noteholders' voting rights pertaining to the Pledged Collateral, all rights of the Borrower to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subsection 6(a)(l) hereof and/or to receive the dividends which it is authorized to receive and retain pursuant to subsection 6(a)(2) hereof shall cease, at the option of the Collateral Agent on behalf of the Noteholders, and all such rights shall thereupon become vested in the Noteholders, to be exercised by the Collateral Agent, which Collateral Agent shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends which the Borrower would otherwise be authorized to retain pursuant to


STOCK PLEDGE AGREEMENT                                                   PAGE 9
subsection 6(a)(2) hereof. Further, the Collateral Agent on behalf of the Noteholders shall have the right upon the occurrence of an Event of Default, to notify and direct the Issuer of the Pledged Collateral to thereafter make all payments, distributions, dividends and any other distributions payable in respect thereof directly to the Collateral Agent. The Issuer shall be fully protected in relying on the written statement of the Collateral Agent that the Noteholders hold a security interest which entitles the Collateral Agent to receive such payments and distributions. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (b) shall be retained by the Collateral Agent as additional Pledged Collateral hereunder and may be applied (and upon the Borrower's written request all cash shall promptly be applied) in accordance with the provisions hereof.

   SECTION 7. RIGHTS AND REMEDIES OF NOTEHOLDERS UPON AND AFTER DEFAULT.

   (a) REMEDIES. Subject to the terms of the Indenture, the Value Notes and the Collateral Sharing Agreement, upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which the Noteholders may then have hereunder, under other contracts or agreements between Borrower and Noteholders, under applicable law, or otherwise, the Collateral Agent may, at its option, after being notified by the Trustee of the occurrence of such an Event of Default; (1) foreclose or otherwise enforce the Noteholders security interest in all or any part of the Pledged Collateral by any available judicial procedure; (2) after notification, if any, expressly provided for herein, sell or otherwise dispose of, at the office of the Collateral Agent, or elsewhere, as chosen by the Collateral Agent, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust the Collateral Agent's power of sale (as exercised by the Collateral Agent), but sales may be made from time to time until all of the Pledged Collateral has been sold or until the Secured Indebtedness has been paid in full, provided, however that the Collateral Agent shall have no obligation to sell the Pledged Collateral piecemeal, it being specifically acknowledged that a sale of all of the Pledged Collateral to one purchaser in a single transaction shall be conclusively presumed to be commercially reasonable), and at any such sale it shall not be necessary to exhibit the Pledged Collateral; (3) at its discretion, and if consented to by the Majority Holders, retain the Pledged Collateral in satisfaction of the Secured Indebtedness whenever the circumstances are such that Noteholders are entitled to do so under the Code; (4) apply by appropriate judicial proceedings for appointment of a receiver for the Pledged Collateral, or any part thereof, and Borrower hereby consents to any such appointment; (5) exercise the rights set forth in Section 7 hereof in accordance with the Code;
(6) purchase the Pledged Collateral at any public sale in accordance with the Code; and (7) purchase the Pledged Collateral at any private sale in accordance with the Code.

   (b) SALE OF PLEDGED COLLATERAL. Subject to the Collateral Sharing Agreement, the Collateral Agent is authorized, at any sale of the Pledged Collateral, if it deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Collateral. Upon any such sale, the Collateral Agent shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption, of Borrower which hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted, and such waiver shall be deemed to have been made after default. The Collateral Agent shall give Borrower ten days' written notice of its intention to make any such public or private sale or sale at broker's board or on a securities exchange. Such notice, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or that portion


STOCK PLEDGE AGREEMENT                                                   PAGE 10
thereof so being sold, which will first be offered for sale at such board or exchange. The Collateral Agent shall have no obligation to disclose or provide any information concerning the Issuer to prospective purchasers of the Pledged Collateral other than information in its possession at such time and Borrower agrees and acknowledges that it shall be commercially reasonable for any notices of any such sale, published or otherwise to specifically so state. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may elect, and any such election shall be presumed to be commercially reasonable. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take and pay for the Pledged Collateral so sold, and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. The Collateral Agent may also, at its discretion, proceed by a suit or suits at law, or in equity to foreclose the pledge and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state municipal or other governmental department, agency or authority should be necessary to effectuate any salt or other disposition of the Pledged Collateral, or any part disposition of the Pledged Collateral, or any part thereof, Borrower will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

   (c) POSSIBLE RESTRICTIONS ON SALE OF PLEDGED COLLATERAL. Subject to the Collateral Sharing Agreement, because of the Securities Act, as amended, or any other applicable laws or regulations, there may be legal restrictions or limitations affecting the Collateral Agent in any attempts to dispose of certain portions of the Pledged Collateral in the enforcement of rights and remedies granted the Noteholders hereunder. For these reasons the Collateral Agent is hereby authorized by Borrower, but not obligated, in the event of any Event of Default hereunder giving rise to the Collateral Agent's right on behalf of the Noteholders to sell or otherwise dispose of the Pledged Collateral, and after the giving of any notices required herein, to sell all or any part of the Pledged Collateral at private sale, subject to an investment letter or in any other manner which will not require the Pledged Collateral, or any part thereof, to be registered in accordance with the Securities Act, as amended, or other applicable rules and regulations promulgated thereunder, or any other law or regulation at the best price reasonably obtainable by the Collateral Agent at any such private sale or other disposition in the manner mentioned above and Borrower specifically acknowledges that any such disposition shall be commercially reasonable under the Code. The Collateral Agent is also hereby authorized by Borrower, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Borrower may deem required or appropriate in the event of a sale or disposition of any of the Pledged Collateral. Borrower clearly understands that the Collateral Agent may at its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Collateral, or any part or parts thereof, than would otherwise be obtainable if same were registered and sold in the open market. Borrower agrees (1) in the event the Collateral Agent shall, upon an Event of Default, sell the Pledged Collateral, or any portion thereof, at such private sale or sales, the Collateral Agent shall have the right to rely upon the advice and opinion of any member firm of the National Security Exchange as to the best price reasonably obtainable upon such private sale thereof, and (2) that such reliance shall be conclusive evidence that the Collateral Agent handled such matter in a commercially reasonable manner under the Code.


STOCK PLEDGE AGREEMENT                                                   PAGE 11

    (d) NOTIFICATION. Subject to the Collateral Sharing Agreement, reasonable notification of the time and place of any public sale of the Pledged Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Pledged Collateral is to be made, shall be sent to Borrower and to any other person entitled under the Code to notice; provided, that if the Pledged Collateral threatens to decline quickly in value or is of a type customarily sold on a recognized market, the Collateral Agent may sell or otherwise dispose of the Pledged Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this agreement.

    (e) APPLICATION OF PROCEEDS. Subject to the Collateral Sharing Agreement, upon the maturity of any instrument evidencing the Secured Indebtedness or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, the Collateral Agent is authorized and empowered to apply any and all funds realized from the sale of the Pledged Collateral not previously credited against the Secured Indebtedness first toward the payment of the costs, charges and expenses, if any, incurred in the collection of such funds hereunder, and then toward the payment (in such order as the Collateral Agent shall elect) of the Secured Indebtedness, and shall pay any balance remaining as set forth in the Collateral Sharing Agreement.

    (f) NOTICES. In the event that any notice is required to be given to Borrower with respect to any sale or liquidation of the Pledged Collateral or any other action by the Collateral Agent, any notice addressed to Borrower at such address as set forth pursuant to Section 1.5 of the Indenture, postage prepaid, deposited in the United States mail ten (10) days prior to the date of any such intended action shall be deemed to be a sufficient and commercially reasonable notice. Nothing contained herein shall prevent the Collateral Agent from giving notice in any other manner which is considered reasonable.

    SECTION 8. AUTHORITY OF THE COLLATERAL AGENT. Subject to the Collateral Sharing Agreement, the Collateral Agent shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Collateral Agent on behalf of the Noteholders by the terms hereof, together with such powers as are reasonably incidental thereto. The Collateral Agent may execute any of its duties hereunder by or through subagents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to said duties. The Collateral Agent and any director, officer or employee of the Collateral Agent shall not be liable for any action taken or omitted to be taken by them or any of them hereunder or in connection herewith, except for their own gross negligence or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto or in connection herewith. The Collateral Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. The Borrower hereby agrees to reimburse the Collateral Agent, on demand, for all reasonable expenses incurred by it in connection with the administration and enforcement of this Agreement and agrees to indemnify and hold the Collateral Agent harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, other than the exercise of reasonable care in the physical custody of the Pledged Collateral while held by the Collateral Agent. The Collateral Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Borrower shall be responsible generally for the preservation of all rights in the Pledged Collateral. Without limiting the generality of the


STOCK PLEDGE AGREEMENT                                                   PAGE 12
foregoing, the Collateral Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Pledged Collateral if the Collateral Agent takes such action, for purposes of preserving rights in the Pledged Collateral, as the Borrower or Noteholders may reasonably request in writing, but no failure or omission or delay by the Collateral Agent in complying with any such request by Borrower or Noteholders, and no refusal by the Collateral Agent to comply with any such request by Borrower or Noteholders shall be deemed to be a failure to exercise reasonable care.

    SECTION 9. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Borrower hereby appoints the Collateral Agent the Borrower's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right and power, except and to the extent otherwise provided in subsection 6(a)(2), to receive, endorse and collect all checks and other orders for the payment of money made payable to the Borrower representing any dividend or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

    SECTION 10.   CERTAIN RIGHTS BEFORE AND AFTER AN EVENT OF DEFAULT.

    (a) THE COLLATERAL AGENT'S RESPONSIBILITY FOR PLEDGED COLLATERAL. The Collateral Agent shall have no duty to fix or preserve rights against prior parties to the Pledged Collateral, and shall never be liable for its failure to use diligence to collect any amount payable with respect to the Pledged Collateral, but shall be liable only to account to Borrower for what it may actually collect or receive thereon. If the Pledged Collateral declines in value, Borrower will, upon demand by the Collateral Agent, deliver to the Collateral Agent on behalf of the Noteholders, to become part of the Pledged Collateral, additional property satisfactory to the Collateral Agent.

     (b) FEE FOR STATEMENTS. Except as otherwise provided by law, the Collateral Agent may charge Borrower a reasonable fee for the Collateral Agent furnishing a statement of account or list of Pledged Collateral.

    (c) FINANCING STATEMENT. The Collateral Agent, on behalf of the Noteholders shall have the right at any time to execute and file this agreement as a financing statement, but the failure to do so shall not impair the validity or enforceability of this Agreement.

    (d) USURY. All agreements between Borrower and the Noteholders, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date, as that term is defined in the Notes, or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Noteholders exceed the maximum amount permissible under the laws of the State of New York (hereinafter the "Applicable Law"). If, from any circumstance whatsoever, interest would otherwise be payable to Noteholders in excess of the maximum amount permissible under the Applicable Law, the interest payable to Noteholders shall be reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance Noteholders shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Noteholders shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and


STOCK PLEDGE AGREEMENT                                                   PAGE 13
spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. The Noteholders expressly disavow any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph as well as similar paragraphs as set forth in the Notes and the Exchange Agreement shall control all agreements between Borrower and Noteholders. This paragraph shall inure to the benefit of the Collateral Agent.

    (e) DISCLOSURE. The Collateral Agent is granted the right to discuss Borrower's affairs, finances and accounts with all parties to such degree as the Collateral Agent deems necessary or advisable to protect the Noteholders' security interests and/or the repayment of the Secured Indebtedness. The Borrower covenants to do all things necessary or appropriate to permit the Collateral Agent to fully exercise its rights under this paragraph.

    (f) DEPOSIT OF PROCEEDS. Except as expressly prescribed above, all payments received by the Collateral Agent with respect to the Pledged Collateral shall, at the Collateral Agent's option, be deposited in a special interest bearing account at a bank (which may be, but need not be, a trust account or escrow account maintained at the Collateral Agent) to be designated by the Collateral Agent in the name of the Noteholders styled "Collateral Account." Funds in said account are hereby assigned to the Collateral Agent on behalf of the Noteholders and shall be impressed with a lien to secure the Secured Indebtedness, and shall be applied by the Collateral Agent as provided for above.

    (g) PAYMENT OF EXPENSES. Subject to the terms of the Collateral Sharing Agreement, at the Collateral Agent's option, the Collateral Agent may discharge taxes, liens and interest, perform or cause to be performed, for and on behalf of the Borrower, any actions and conditions, obligations or covenants which the Borrower has filed or refused to perform and may pay for the repair, maintenance or preservation of any of the Pledged Collateral, and all sums so expended, including, but not limited to, attorneys' fees, court costs, agents' fee or commissions, or any other costs or expenses, shall become part of the Secured Indebtedness, shall bear interest from the date of payment at the highest legal rate and shall be payable at the place designated for payment of the Secured Indebtedness and shall be secured by this Agreement.

    SECTION 11. CUMULATIVE RIGHTS AND REMEDIES. Subject to the terms of the Collateral Sharing Agreement, all rights and remedies of Collateral Agent and the Noteholders hereunder are cumulative of each other and of every other right or remedy which Collateral Agent and the Noteholders may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Secured Indebtedness, and the exercise by the Collateral Agent on behalf of the Noteholders of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should the Borrower have heretofore executed or hereafter execute any other security agreement in favor of the Noteholders in which a security interest is created as security for the debts of another or others, in respect of which Borrower may not be personally liable, the security interest therein created and all other rights, powers and privileges vested in the Noteholders by the terms thereof shall exist concurrently with the security interest created herein, and, in addition, all property in which the Noteholders hold a security interest under any such other security agreement shall also be part of the Pledged Collateral hereunder, and all or any part of the proceeds of the sale or other disposition of such property may, in the discretion of the Collateral Agent on behalf of the Noteholders, be applied by it in accordance with the terms hereof, and of such other security agreement, or agreements, or any of them.


STOCK PLEDGE AGREEMENT                                                   PAGE 14

    SECTION 12. ASSIGNABILITY OF RIGHTS, ETC. Subject to the terms of the Collateral Sharing Agreement, the rights, powers and interest held by the Collateral Agent and a Noteholder hereunder, together with the Pledged Collateral, may be transferred and assigned by the Collateral Agent and such Noteholder in whole or in part, at such time and upon such terms as it may deem advisable.

    SECTION 13. NO WAIVER. Should any part of the Secured Indebtedness be payable in installments, the acceptance by the Collateral Agent or the Noteholders at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by the Collateral Agent or the Noteholders of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by the Collateral Agent or the Noteholders be deemed to be a continuing waiver. No delay or omission by the Collateral Agent on behalf of the Noteholders in exercising any right or power hereunder, or under any other writings executed by the Borrower as security for or in connection with the Secured Indebtedness, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Noteholders hereunder or under such other writings. No action or omission of the Collateral Agent or the Noteholders shall constitute a waiver by the Collateral Agent or the Noteholders of any rights or remedies hereunder.

    SECTION 14. SUBROGATION. Subject to the Collateral Sharing Agreement, if the Secured Indebtedness, or any part thereof, be given in renewal or extension, or applied toward the payment, of indebtedness secured by mortgage, pledge, security agreement or other lien, Noteholders shall be, and are hereby subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

    SECTION 15. SECURITY INTEREST ABSOLUTE. Subject to the terms of the Collateral Sharing Agreement, all rights of the Collateral Agent and the Noteholders hereunder and the interest and all obligations of the Borrower hereunder shall be absolute and unconditional irrespective of:

    (a) any lack of validity or enforceability of the Exchange Agreement or any other agreement or instrument relating to the Exchange Agreement;

    (b) any change in the time, manner or place of payment of, or in any other term of, the Exchange Agreement, or any renewal or extension of the Exchange Agreement or any other amendment or waiver of or any consent to any departure from this Pledge Agreement or any other agreement or instrument;

    (c) any sale, exchange, release or nonperfection of any of the Pledged Collateral, or any release of any guarantor or any person liable in any manner for the collection of the Notes, or any amendment or waiver of or consent to or departure from any guaranty or the Exchange Agreement; or

    (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Exchange Agreement.

    SECTION 16. MARSHALING. The Collateral Agent on behalf of the Noteholders shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, the Borrower or any guarantor, Borrower or any other person with respect to the payment of the Notes or to pursue or exhaust any of its rights or remedies with respect to any Pledged Collateral therefore or any direct or indirect guarantee thereof or insurance with respect thereto. The Collateral Agent on behalf of the Noteholders shall not be required to marshal the Pledged Collateral or any guarantee of the Notes or


STOCK PLEDGE AGREEMENT                                                   PAGE 15
to resort to the Pledged Collateral or any such guarantee in any particular order, and all of its rights hereunder or under any other related documents, including the Exchange Agreement and the Notes, shall be cumulative. To the extent it may lawfully do so, the Borrower absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent on behalf of the Noteholders, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Pledged Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise. Without limiting the generality of the foregoing, the Borrower: (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Collateral Agent on behalf of the Noteholders in the Pledged Collateral; (b) waives all such laws; and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Collateral Agent on behalf of the Noteholders of any rights and remedies relating to the Pledged Collateral or the Notes, any legal or contractual requirement with which Noteholders may have in good faith failed to comply. In addition, Borrower waives any right to prior notice (except to the extent expressly required by the other provisions of this Pledge Agreement) or judicial hearing in connection with foreclosure on or disposition of any Pledged Collateral, including any such right which Borrower would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction. Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder.

    SECTION 17. CONTINUING SECURITY INTEREST. The Borrower shall not assign or otherwise transfer this Pledge Agreement or any interest herein without the Collateral Agent's prior written consent. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall: (a) remain in full force and effect until the final payment in full of all amounts payable under the Notes and the other Secured Indebtedness; (b) bind the Borrower, its successors and permitted assigns; and (c) inure to the benefit of the Noteholders and their successors, transferees and assigns.

    SECTION 18. BINDING EFFECT. This Agreement shall be binding on the Borrower and the Borrower's successors and assigns and shall inure to the benefit of Noteholders, their successors and assigns.

    SECTION 19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 20. COLLATERAL AGENT. The Borrower hereby appoints the Collateral Agent its agent for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Collateral Agent) in the name of the Borrower, endorsed or assigned in blank or in favor of the Collateral Agent or its nominee and for purposes of exercising other rights and remedies, as set forth in the Collateral Sharing Agreement. The Collateral Agent (and not the Noteholders) shall exercise all rights and remedies granted the Noteholders herein. All rights granted the Noteholders herein shall be subject to and governed by the Collateral Sharing Agreement.


STOCK PLEDGE AGREEMENT                                                   PAGE 16

    EXECUTED in New York, New York, on the date first above stated.

                                  ALTIVA FINANCIAL CORPORATION:

                                  By: /s/ EDWARD B. MEYERCORD
                                     -----------------------------------------
                                  Name: Edward B. Meyercord
                                       ---------------------------------------
                                  Title: Chief Executive Officer
                                        --------------------------------------


Acknowledged:

                                  UNITED STATES TRUST COMPANY OF
                                  NEW YORK, as Collateral Agent for the
                                  Noteholders

                                  By: /s/ GLENN E. MITCHELL
                                     -----------------------------------------
                                  Name: Glenn E. Mitchell
                                       ---------------------------------------
                                  Title: Vice President
                                        --------------------------------------


STOCK PLEDGE AGREEMENT                                                   PAGE 17